UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 15, 2025

AB PRIVATE LENDING FUND

(Exact name of registrant as specified in its charter)

Delaware	814-01744	93-6555027
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Colorado Street, Suite 1500

Austin, Texas 78701

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (512) 721-2900

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01-- Entry into a Material Definitive Agreement.

On September 15, 2025, AB Private Lending Fund (the “Company”) entered into the First Amendment to that certain Amended and Restated Senior Secured Credit Agreement (the “First Amendment”), which amends that certain Senior Secured Credit Agreement, dated as of May 2, 2024 (as amended, the “Credit Agreement”). The parties to the First Amendment include the Company, as Borrower, the lenders party thereto and The Bank of Nova Scotia, as Administrative Agent, and, solely with respect to Section 5.11 therein, as Collateral Agent. The First Amendment, among other things, (i) extends the revolver availability period from May 2, 2028 to September 14, 2029, (ii) extends the scheduled maturity date from May 2, 2029 to September 13, 2030, (iii) increases the total facility amount from $100,000,000 to $125,000,000, (iv) reduces the unused fee from 0.375% to 0.325% on all unused commitments, (v) reduces the applicable margin to (a) if the Gross Borrowing Base (as defined in the Credit Agreement) is equal to or greater than 1.60 times the Combined Debt Amount (as defined in the Credit Agreement), (x) with respect to any ABR Loan (as defined in the Credit Agreement), 0.825% per annum, (y) with respect to any Term Benchmark Loan (as defined in the Credit Agreement), 1.825% per annum, and (z) with respect to any RFR Loan (as defined in the Credit Agreement), 1.825% per annum, and (b) if the Gross Borrowing Base is less than 1.60 times the Combined Debt Amount, (x) with respect to any ABR Loan, 0.950% per annum, (y) with respect to any Term Benchmark Loan, 1.950% per annum, and (z) with respect to any RFR Loan, 1.950% per annum and (vi) resets the minimum shareholders’ equity test.

The information set forth above with respect to the Amendment does not purport to be complete in scope and is qualified in its entirety by the full text of the Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03 -- Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1*	First Amendment to Credit Agreement, dated as of September 15, 2025, among AB Private Lending Fund, as borrower, the Bank of Nova Scotia, as administrative agent and, solely with respect to Section 5.11, as collateral agent and the lenders signatory thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

*

Exhibits and/or schedules to this Exhibit have been omitted in accordance with Item 601 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted exhibits and/or schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2025	AB PRIVATE LENDING FUND

	By:	/s/ Leon Hirth
Leon Hirth
Secretary